UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     January 26, 2005
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                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                        1-9496                 56-1574675
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


             301 S. College Street, Suite 3850
                 Charlotte, North Carolina                        28202
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          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code     (704) 944-0100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ---- Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

      ---- Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act (17 CFR 240.14a-12)

      ---- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ---- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item. 8.01 Other Events.

         Effective January 26, 2005, BNP Residential Properties, Inc. acquired Boddie Investment Company ("BIC") by merger, in exchange for 508,578 shares of BNP's common stock, valued at approximately $8.2 million that were issued to the shareholders of BIC. As part of the acquisition, BIC surrendered and BNP cancelled 72,399 shares of BNP's common stock that were owned by BIC prior to the merger. BIC's primary business activity was serving as the general partner of and owning certain economic interests in three real estate limited partnerships.

         On January 27, 2005, we issued a press release announcing and describing this transaction. A copy of this press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information included under Item 9.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press release dated January 27, 2005, issued by BNP
         Residential Properties, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BNP Residential Properties, Inc.
                                          (Registrant)


January 31, 2005                             /s/ Pamela B. Bruno
                                          -----------------------------------
                                          Pamela B. Bruno
                                          Vice President, Treasurer and
                                          Chief Accounting Officer
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